FACE OF SECURITY
                             Fixed Rate Senior Note


REGISTERED                                              REGISTERED
No. FXR - 10                                            $15,225,000, as modified
                                                        by Schedule A
                                                        CUSIP: 00079FAK8


     Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                               ABN AMRO BANK N.V.

                    SENIOR GLOBAL MEDIUM-TERM NOTE, SERIES A

                                  (Fixed Rate)

          13.00% Reverse Exchangeable Securities due December 19, 2002 linked to shares of Nasdaq-100 Index Tracking Stock

====================================================================================================================
ORIGINAL ISSUE DATE:         INITIAL REDEMPTION DATE: N/A INTEREST RATE: 13.00% per   MATURITY DATE:
    December 19, 2001                                         annum                         December 19, 2002
--------------------------------------------------------------------------------------------------------------------
INTEREST ACCRUAL DATE:       INITIAL REDEMPTION           INTEREST PAYMENT DATES:     OPTIONAL REPAYMENT DATE: N/A
    December 19, 2001            PERCENTAGE: N/A              June 19, 2002 and
                                                              December 19, 2002
--------------------------------------------------------------------------------------------------------------------
SPECIFIED CURRENCY: U.S.     ANNUAL REDEMPTION PERCENTAGE INTEREST PAYMENT PERIOD:    APPLICABILITY OF MODIFIED
Dollars                          REDUCTION: N/A               Semi-annually               PAYMENT UPON
                                                                                          ACCELERATION:

                                                                                          N/A (But see "Alternate
                                                                                          Exchange Calculation in
                                                                                          case of an Event of
                                                                                          Default")
--------------------------------------------------------------------------------------------------------------------
IF SPECIFIED CURRENCY        REDEMPTION NOTICE            APPLICABILITY OF ANNUAL     If yes, state Issue
    OTHER THAN U.S.              PERIOD: N/A                  INTEREST PAYMENTS:      Price: N/A
    DOLLARS, OPTION TO                                        N/A
    ELECT PAYMENT IN
    U.S. DOLLARS: N/A
--------------------------------------------------------------------------------------------------------------------
EXCHANGE RATE AGENT:                                                                  ORIGINAL YIELD TO
    N/A                                                                               MATURITY: N/A
--------------------------------------------------------------------------------------------------------------------
OTHER PROVISIONS:
    (see below)
====================================================================================================================











                                       2

Initial Price....................................        $40.11 per Nasdaq-100 Share divided by the
                                                         Exchange Factor.

Nasdaq-100 Share ................................        Shares of Nasdaq-100 Index Tracking Stock,
                                                         representing proportionate undivided interests in
                                                         the Nasdaq-100 Trust, Series 1, which holds
                                                         substantially all the component securities of the
                                                         Nasdaq-100 Index, in substantially the same
                                                         weighting.

Minimum Denominations............................        $1,000 and integral multiples thereof.

Payment at Maturity:.............................        At maturity, the Issuer shall pay or deliver for
                                                         each $1,000 principal amount of Notes, either (i)
                                                         a cash payment equal to $1,000, if the
                                                         Determination Price on the Determination Date of
                                                         the Nasdaq-100 Shares is at or above the Initial
                                                         Price, or (ii) the number of Nasdaq-100 Shares
                                                         equal to the Stock Redemption Amount, if the
                                                         Determination Price on the Determination Date of
                                                         the Nasdaq-100 Shares is lower than the Initial
                                                         Price. The Issuer shall pay cash in lieu of
                                                         delivering fractional Nasdaq-100 Shares in an
                                                         amount equal to the corresponding fractional
                                                         Closing Price of the Nasdaq-100 Shares as
                                                         determined by the Calculation Agent on the
                                                         Determination Date.

                                                         If the Issuer is required to deliver Nasdaq-100
                                                         Shares pursuant to the terms of the Notes, it
                                                         shall, or cause the Calculation Agent to, provide
                                                         written notice to the Trustee at its New York
                                                         office, on which notice the Trustee may
                                                         conclusively rely, of the Stock Redemption
                                                         Amount, on or prior to the Issuer Notice Date.
                                                         The Issuer shall, or shall cause the Calculation
                                                         Agent to, deliver such Nasdaq-100 Shares (and/or
                                                         Exchange Property, if applicable) to the Trustee
                                                         for delivery to the Holders.

Stock Redemption Amount:.........................        The Calculation Agent shall determine the Stock
                                                         Redemption Amount for each $1,000 principal amount
                                                         of Notes on the Determination Date by dividing
                                                         $1,000 by the Initial Price.

                                                         The number of Nasdaq-100 Shares to be delivered at
                                                         maturity shall be subject to any


                                                    3


                                                         applicable adjustments (i) to the Exchange Factor
                                                         and (ii) the payment at maturity to be delivered
                                                         instead of Nasdaq-100 Shares, in each case as a
                                                         result of certain events described under
                                                         "Adjustment Events" below.

Determination Date:..............................        The third Business Day prior to the Maturity Date,
                                                         or if such day is not a Trading Day, the
                                                         immediately succeeding Trading Day; provided that
                                                         the Determination Date shall be no later than the
                                                         second scheduled Trading Day preceding the
                                                         Maturity Date, notwithstanding the occurrence of a
                                                         Market Disruption Event on such second scheduled
                                                         Trading Day.

Determination Price:.............................        The Closing Price per Nasdaq-100 Share on the
                                                         Determination Date, as determined by the
                                                         Calculation Agent.

Closing Price....................................        If the Nasdaq-100 Shares (or any other security
                                                         for which a Closing Price must be determined) are
                                                         listed on a U.S. securities exchange registered
                                                         under the Exchange Act is a security of The Nasdaq
                                                         National Market or is included in the OTC Bulletin
                                                         Board Service (the "OTC Bulletin Board"), operated
                                                         by the National Association of Securities Dealers,
                                                         Inc., the Closing Price for one Nasdaq-100 Share
                                                         (or one unit of any such other security) on any
                                                         Trading Day means (i) the last reported sale
                                                         price, regular way, in the principal trading
                                                         session on such day on the principal securities
                                                         exchange on which the Nasdaq-100 Shares (or any
                                                         such other security) are listed or admitted to
                                                         trading or (ii) if not listed or admitted to
                                                         trading on any such securities exchange or if such
                                                         last reported sale price is not obtainable (even
                                                         if the Nasdaq-100 Shares (or other such security)
                                                         are listed or admitted to trading on such
                                                         securities exchange), the last reported sale price
                                                         in the principal trading session on the
                                                         over-the-counter market as reported on The Nasdaq
                                                         National Market or OTC Bulletin Board on such
                                                         day.  If the last reported sale price is not
                                                         available pursuant to clause (i) or (ii) of the
                                                         preceding sentence,


                                                    4

                                                         the Closing Price for any Trading Day shall be
                                                         the mean, as determined by the Calculation Agent,
                                                         of the bid prices for the Nasdaq-100 Shares (or
                                                         any such other security) obtained from as many
                                                         dealers in such security (which may include AAI
                                                         or any of the Issuer's other subsidiaries or
                                                         affiliates), but not exceeding three, as will
                                                         make such bid prices available to the Calculation
                                                         Agent. A "security of The Nasdaq National Market"
                                                         shall include a security included in any
                                                         successor to such system
                                                         and the term "OTC Bulletin Board Service" shall
                                                         include any successor service thereto.

Issuer Notice Date...............................        The Business Day immediately succeeding the
                                                         Determination Date; provided that the Issuer
                                                         Notice Date shall be no later than the second
                                                         scheduled Trading Day preceding the Maturity Date,
                                                         notwithstanding the occurrence of a Market
                                                         Disruption Event on such scheduled Trading Day.

Trading Day:.....................................        A day, as determined by the Calculation Agent, on
                                                         which trading is generally conducted on the New
                                                         York Stock Exchange, the American Stock Exchange
                                                         Inc., the Nasdaq National Market, the Chicago
                                                         Mercantile Exchange, and the Chicago Board of
                                                         Options Exchange and in the over-the-counter
                                                         market for equity securities in the United States
                                                         and on which a Market Disruption Event has not
                                                         occurred.
Market Disruption Event:.........................        Means, with respect to the Nasdaq-100 Shares or
                                                         20% or more of the number of the underlying stocks
                                                         which then comprise the Nasdaq-100 Index:

                                                           (i) a suspension, absence or material limitation
                                                           of trading of the Nasdaq-100 Shares or 20% or
                                                           more of the number of the underlying stocks which
                                                           then comprise the Nasdaq-100 Index, in each case,
                                                           for more than two hours of trading or during the
                                                           one-half hour period preceding the close of
                                                           trading


                                                    5


                                                           on the AMEX, the Nasdaq Stock Market, or any
                                                           other applicable organized U.S. exchange; a
                                                           breakdown or failure in the price and trade
                                                           reporting systems of the primary market for the
                                                           Nasdaq-100 Shares or 20% or more of the number of
                                                           the underlying stocks which then comprise the
                                                           Nasdaq-100 Index as a result of which the
                                                           reported trading prices, in each case, during the
                                                           last one-half hour preceding the closing of
                                                           trading in such market are materially inaccurate;
                                                           or the suspension, absence or material limitation
                                                           on the primary market for trading in futures or
                                                           options contracts related to the Nasdaq-100
                                                           Shares or 20% or more of the number of the
                                                           underlying stocks which then comprise the
                                                           Nasdaq-100 Index, if available, during the
                                                           one-half hour period preceding the close of
                                                           trading in the applicable market, in each case as
                                                           determined by the Calculation Agent in its sole
                                                           discretion; and

                                                           (ii) a determination by the Calculation Agent in
                                                           its sole discretion that the event described in
                                                           clause (i) above materially interfered with the
                                                           Issuer's ability or the ability of any of the
                                                           Issuer's affiliates to unwind or adjust all or a
                                                           material portion of the hedge with respect to the
                                                           Notes.

                                                         For purposes of determining whether a Market
                                                         Disruption Event has occurred: (1) a limitation
                                                         on the hours or number of days of trading will
                                                         not constitute a Market Disruption Event if it
                                                         results from an announced change in the regular
                                                         business hours of the relevant exchange; (2) a
                                                         decision to permanently discontinue trading in
                                                         the relevant option or futures contract will not
                                                         constitute a Market Disruption Event; (3)
                                                         limitations pursuant to New York Stock Exchange
                                                         Inc. Rule 80A (or any applicable rule or
                                                         regulation enacted or promulgated by the New York
                                                         Stock Exchange Inc., any other self-regulatory
                                                         organization or the Commission of


                                                    6


                                                         similar scope as determined by the Calculation
                                                         Agent) on trading during significant market
                                                         fluctuations shall constitute a suspension,
                                                         absence or material limitation of trading; (4) a
                                                         suspension of trading in futures or options
                                                         contracts on the Nasdaq-100 Shares or 20% or more
                                                         of the number of the underlying stocks which then
                                                         comprise the Nasdaq-100 Index by the primary
                                                         securities market trading in such futures or
                                                         options, if available, by reason of (x) a price
                                                         change exceeding limits set by such securities
                                                         exchange or market, (y) an imbalance of orders
                                                         relating to such contracts or (z) a disparity in
                                                         bid and ask quotes relating to such contracts
                                                         will constitute a suspension, absence or material
                                                         limitation of trading in futures or options
                                                         contracts related to the Nasdaq-100 Shares or 20%
                                                         or more of the number of the underlying stocks
                                                         which then comprise the Nasdaq-100 Index; and (5)
                                                         a suspension, absence or material limitation of
                                                         trading on the primary securities market on which
                                                         futures or options contracts related to the
                                                         Nasdaq-100 Shares or 20% or more of the number of
                                                         the underlying stocks which then comprise the
                                                         Nasdaq-100 Index are traded will not include any
                                                         time when such securities market is itself closed
                                                         for trading under ordinary circumstances.

                                                         The Calculation Agent shall as soon as reasonably
                                                         practicable under the circumstances notify the
                                                         Issuer, the Trustee, the Depository Trust Company
                                                         and the Agents of the existence or occurrence of
                                                         a Market Disruption Event on any day that but for
                                                         the occurrence or existence of a Market
                                                         Disruption Event would have been the
                                                         Determination Date.

Exchange Factor..................................        The Exchange Factor shall initially be 1.0, but
                                                         shall be subject to adjustment by the Calculation
                                                         Agent upon the occurrence of certain events
                                                         affecting the Nasdaq-100 Shares through and
                                                         including the Determination Date.  See "Adjustment
                                                         Events" below.


                                                    7


Adjustment Events:...............................        The Exchange Factor or the amount paid at maturity
                                                         shall be adjusted as follows:

                                                         1. If the Nasdaq-100 Shares are subject to a
                                                         stock split or reverse stock split, then once
                                                         such split has become effective, the Exchange
                                                         Factor shall be adjusted to equal the product of
                                                         the prior Exchange Factor and the number of
                                                         shares issued in such stock split or reverse
                                                         stock split with respect to one Nasdaq-100 Share.

                                                         2. If the Nasdaq-100 Shares are subject (i) to a
                                                         stock dividend (issuance of additional Nasdaq-100
                                                         Shares) that is given ratably to all holders of
                                                         Nasdaq-100 Shares or (ii) to a distribution of
                                                         the Nasdaq-100 Shares for any other reasons, then
                                                         once the dividend has become effective and the
                                                         Nasdaq-100 Shares are trading ex-dividend, the
                                                         Exchange Factor shall be adjusted so that the new
                                                         Exchange Factor shall equal the prior Exchange
                                                         Factor plus the product of (i) the number of
                                                         shares issued with respect to one Nasdaq-100
                                                         Share and (ii) the prior Exchange Factor.

                                                         3. There shall be no adjustments to the Exchange
                                                         Factor to reflect cash dividends or other
                                                         distributions paid with respect to the Nasdaq-100
                                                         Shares other than Extraordinary Dividends as
                                                         described below (except that distributions
                                                         described in paragraph 2 above shall not be
                                                         subject to this paragraph 3). A cash dividend or
                                                         other distribution with respect to the Nasdaq-100
                                                         Shares shall be deemed to be an "Extraordinary
                                                         Dividend" if such dividend or other distribution
                                                         exceeds the immediately preceding
                                                         non-Extraordinary Dividend for the Nasdaq-100
                                                         Shares by an amount equal to at least 10% of the
                                                         Closing Price of the Nasdaq-100 Shares (as
                                                         adjusted for any subsequent event requiring an
                                                         adjustment hereunder, such as a stock split or
                                                         reverse stock split) on the Trading Day preceding
                                                         the ex-dividend date for the payment of such
                                                         Extraordinary Dividend (the "ex-dividend date").
                                                         If an Extraordinary


                                                    8


                                                         Dividend occurs with respect to the Nasdaq-100
                                                         Shares, the Exchange Factor with respect to the
                                                         Nasdaq-100 Shares will be adjusted on the
                                                         ex-dividend date with respect to such
                                                         Extraordinary Dividend so that the new Exchange
                                                         Factor will equal the product of (i) the then
                                                         current Exchange Factor and (ii) a fraction, the
                                                         numerator of which is the Closing Price on the
                                                         Trading Day preceding the ex-dividend date, and
                                                         the denominator of which is the amount by which
                                                         the Closing Price on the Trading Day preceding
                                                         the ex-dividend date exceeds the Extraordinary
                                                         Dividend Amount. The "Extraordinary Dividend
                                                         Amount" with respect to an Extraordinary Dividend
                                                         for the Nasdaq-100 Shares shall equal (i) in the
                                                         case of cash dividends or other distributions
                                                         that constitute regular dividends, the amount per
                                                         share of such Extraordinary Dividend minus the
                                                         amount per share of the immediately preceding
                                                         non-Extraordinary Dividend for the Nasdaq-100
                                                         Shares or (ii) in the case of cash dividends or
                                                         other distributions that do not constitute
                                                         regular dividends, the amount per share of such
                                                         Extraordinary Dividend. To the extent an
                                                         Extraordinary Dividend is not paid in cash, the
                                                         value of the non-cash component will be
                                                         determined by the Calculation Agent, whose
                                                         determination shall be conclusive. A distribution
                                                         on the Nasdaq-100 Shares described in paragraph 4
                                                         below that also constitutes an Extraordinary
                                                         Dividend shall not cause an adjustment to the
                                                         Exchange Factor pursuant to this paragraph 3.

                                                         4. If the Nasdaq-100 Trust is terminated in
                                                         accordance with its terms, which we refer to as a
                                                         Termination Event, the amount payable at maturity
                                                         of the Securities will be determined as follows:

                                                         A.    If the Termination Event occurs as a result
                                                               of the Nasdaq-100 Index ceasing to be
                                                               published, each holder of the Securities
                                                               will


                                                    9


                                                               receive at maturity, in respect of each
                                                               $1,000 principal amount of each Security, an
                                                               amount in cash equal to the lesser of (i)
                                                               $1,000 or (ii) the product of the Stock
                                                               Redemption Amount times the amount of cash
                                                               received per Nasdaq-100 Share as a result of
                                                               the Termination Event.  Holders of
                                                               Securities will not receive any interest on
                                                               such cash. If there occurs a Termination
                                                               Event as described above in this
                                                               subparagraph A, but the liquidation has not
                                                               been completed by the Determination Date,
                                                               for purposes of determining the amount
                                                               payable at maturity of the Securities, the
                                                               amount of cash to be received per Nasdaq-100
                                                               Share due to the Termination Event shall be
                                                               determined by the Calculation Agent, which
                                                               determination shall be conclusive and
                                                               binding.

                                                         B.    If a Termination Event occurs other than as
                                                               a result of the Nasdaq-100 Index ceasing to
                                                               be published, each holder of the Securities
                                                               will receive at maturity, in respect of each
                                                               $1,000 principal amount of each Security, an
                                                               amount in cash equal to the lesser of (i)
                                                               $1,000 or (ii) the product of the Stock
                                                               Redemption Amount times the Adjusted
                                                               Determination Price, as defined below. The
                                                               "Adjusted Determination Price" means the
                                                               Closing Price of the Nasdaq-100 Index at the
                                                               regular official weekday close of trading on
                                                               the Determination Date multiplied by a
                                                               fraction, as determined by the Calculation
                                                               Agent, equal to that fraction of the
                                                               Nasdaq-100 Index represented by the Closing
                                                               Price of Nasdaq-100 Shares on the last day
                                                               before the Termination Event when a Closing
                                                               Price for the Nasdaq-100 Shares was
                                                               available.

                                                               If at any time after a Termination Event
                                                               described in this subparagraph B the


                                                    10


                                                               Nasdaq-100 Index ceases to be published,
                                                               the Calculation Agent shall determine the
                                                               payment at maturity for the Securities by
                                                               reference to the value of a successor or
                                                               substitute index that the Calculation Agent
                                                               determines, in its sole discretion, to be
                                                               comparable to the Nasdaq-100 Index (such
                                                               successor or substitute index is referred
                                                               to as a "Successor Index"), at the regular
                                                               official weekday close of trading on the
                                                               Determination Date of such Successor Index.
                                                               If the Calculation Agent determines, in its
                                                               sole discretion, that there is no suitable
                                                               Successor Index, then the Calculation Agent
                                                               shall determine the payment at maturity for
                                                               the Securities by reference to the
                                                               Reconstructed Nasdaq-100 Index, as defined
                                                               below. The "Reconstructed Nasdaq-100 Index"
                                                               shall be determined by the Calculation
                                                               Agent by using the formula for and method
                                                               of calculating the Nasdaq-100 Index last in
                                                               effect prior to its discontinuance, using
                                                               the Closing Price (or, if trading in the
                                                               relevant underlying stocks has been
                                                               materially suspended or materially limited,
                                                               its good faith estimate of the Closing
                                                               Price that would have prevailed but for
                                                               such suspension or limitation) on the
                                                               Determination Date of each security most
                                                               recently comprising the Nasdaq-100 Index
                                                               before its discontinuance. All
                                                               determinations by the Calculation Agent
                                                               shall be conclusive and binding.

                                                         No adjustments to the Exchange Factor shall be
                                                         required unless such adjustment would require a
                                                         change of at least 0.1% in the Exchange Factor
                                                         then in effect. The Exchange Factor resulting
                                                         from any of the adjustments specified above shall
                                                         be rounded to the nearest one hundred-thousandth
                                                         with five one-millionths being rounded upward.


                                                    11


                                                         No adjustments to the Exchange Factor or method
                                                         of calculating the Exchange Factor shall be
                                                         required other than those specified above.
                                                         However, the Issuer may, at its sole discretion,
                                                         cause the Calculation Agent to make additional
                                                         changes to the Exchange Factor upon the
                                                         occurrence of corporate or other similar events
                                                         that affect or could potentially affect market
                                                         prices of, or shareholders' rights in, the
                                                         Nasdaq-100 Shares but only to reflect such
                                                         changes, and not with the aim of changing
                                                         relative investment risk. The adjustments
                                                         specified above do not cover all events that
                                                         could affect the market price or the Closing
                                                         Price of the Nasdaq-100 Shares.

                                                         The Calculation Agent shall be solely responsible
                                                         for the determination and calculation of any
                                                         adjustments to the Exchange Factor or method of
                                                         calculating the Exchange Factor and of any
                                                         related determinations and calculations with
                                                         respect to any distributions of stock, other
                                                         securities or other property or assets (including
                                                         cash) in connection with any event described in
                                                         paragraph 4 above, and its determinations and
                                                         calculations with respect thereto shall be
                                                         conclusive.

                                                         The Calculation Agent will provide information as
                                                         to any adjustments to the Exchange Factor or
                                                         method of calculating the Exchange Factor upon
                                                         written request by any Holder of this Note.

Alternate Exchange Calculation in case of an             In case an Event of Default with respect to this
Event of Default.................................        Note shall have occurred and be continuing, the
                                                         amount declared due and payable upon any
                                                         acceleration of this Note shall be determined by
                                                         the Calculation Agent, and shall be equal to the
                                                         principal amount of this Note plus any accrued
                                                         interest to but not including the date of
                                                         acceleration.

Calculation Agent................................        ABN AMRO Incorporated ("AAI").  All determinations
                                                         made by the Calculation


                                                    12


                                                         Agent will be at the sole discretion of the
                                                         Calculation Agent and will, in the absence of
                                                         manifest error, be conclusive for all purposes
                                                         and binding on the Holders and on the Issuer.

Additional Amounts...............................        The Issuer shall, subject to certain exceptions
                                                         and limitations set forth below, pay such
                                                         additional amounts (the "Additional Amounts") to
                                                         each holder of this Note as may be necessary in
                                                         order that the net payment of the principal of
                                                         this Note and any other amounts payable on this
                                                         Note, after withholding for or on account of any
                                                         present or future tax, assessment or governmental
                                                         charge imposed upon or as a result of such
                                                         payment by The Netherlands (or any political
                                                         subdivision or taxing authority thereof or
                                                         therein) or the jurisdiction of residence or
                                                         incorporation of any successor corporation or any
                                                         jurisdiction from or through which any amount is
                                                         paid by us or a successor corporation, will not
                                                         be less than the amount provided for in this Note
                                                         to be then due and payable. The Issuer shall not,
                                                         however, be required to make any payment of
                                                         Additional Amounts to any such holder for or on
                                                         account of:



















                                                    13


                                                         (a)   any such tax, assessment or other
                                                               governmental charge that would not have
                                                               been so imposed but for (i) the existence
                                                               of any present or former connection between
                                                               such holder (or between a fiduciary,
                                                               settlor, beneficiary, member or shareholder
                                                               of such holder, if such holder is an
                                                               estate, a trust, a partnership or a
                                                               corporation) and The Netherlands and its
                                                               possessions, including, without limitation,
                                                               such holder (or such fiduciary, settlor,
                                                               beneficiary, member or shareholder) being
                                                               or having been a citizen or resident
                                                               thereof or being or having been engaged in
                                                               a trade or business or present therein or
                                                               having, or having had, a permanent
                                                               establishment therein or (ii) the
                                                               presentation, where presentation is
                                                               required, by the holder of this Note for
                                                               payment on a date more than 30 days after
                                                               the date on which such payment became due
                                                               and payable or the date on which payment
                                                               thereof is duly provided for, whichever
                                                               occurs later;

                                                         (b)   any estate, inheritance, gift, sales,
                                                               transfer or personal property tax or any
                                                               similar tax, assessment or governmental
                                                               charge;

                                                         (c)   any tax, assessment or other governmental
                                                               charge that is payable otherwise than by
                                                               withholding from payments on or in respect
                                                               of this Note;

                                                         (d)   any tax, assessment or other governmental
                                                               charge required to be withheld by any
                                                               paying agent from any payment of principal
                                                               of, or supplemental redemption amount on,
                                                               this Note, if such payment can be made
                                                               without such withholding by presentation of
                                                               this Note to any other paying agent;


                                                    154


                                                         (e)   any tax, assessment or other governmental
                                                               charge that would not have been imposed but
                                                               for a holder's failure to comply with a
                                                               request addressed to the holder or, if
                                                               different, the beneficiary of the payment,
                                                               to comply with certification, information
                                                               or other reporting requirements concerning
                                                               the nationality, residence or identity of
                                                               the holder or beneficial owner of this
                                                               Note, if such compliance is required by
                                                               statute or by regulation of The Netherlands
                                                               (or other relevant jurisdiction), or of any
                                                               political subdivision or taxing authority
                                                               thereof or therein, as a precondition to
                                                               relief or exemption from such tax,
                                                               assessment or other governmental charge; or

                                                         (f)   any combination of items (a), (b), (c), (d)
                                                               or (e);

                                                         nor shall Additional Amounts be paid with respect
                                                         to any payment on this Note to a holder who is a
                                                         fiduciary or partnership or other than the sole
                                                         beneficial owner of such payment to the extent
                                                         such payment would be required by the laws of The
                                                         Netherlands (or other relevant jurisdiction), or
                                                         any political subdivision thereof, to be included
                                                         in the income, for tax purposes, of a beneficiary
                                                         or settlor with respect to such fiduciary or a
                                                         member of such partnership or a beneficial owner
                                                         who would not have been entitled to the
                                                         Additional Amounts had such beneficiary, settlor,
                                                         member or beneficial owner been the holder of
                                                         this Note.

     ABN AMRO Bank N.V., a public limited liability company incorporated under the laws of The Netherlands and with corporate seat in Amsterdam (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assignees, the principal amount specified on Schedule A hereto on the Maturity Date specified above (except to the extent redeemed or repaid prior to maturity) and to pay interest thereon at the Interest Rate per annum specified above, from and including the Interest Accrual Date specified above until the principal hereof is paid or duly made available for payment weekly, monthly, quarterly, semiannually or annually in arrears as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing on the Interest Payment Date next succeeding the Interest Accrual Date specified above, and at maturity (or on any redemption or repayment date); provided, however, that if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; and provided, further, that if this Note is subject to "Annual Interest Payments," interest payments shall be made annually in arrears and the term "Interest Payment Date" shall be deemed to mean the first day of March in each year.

     Interest on this Note will accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Interest Accrual Date, until, but excluding the date the principal hereof has been paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to such Interest Payment Date (whether or not a Business Day (as defined below)) (each such date a "Record Date"); provided, however, that interest payable at maturity (or any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable. As used herein, "Business Day" means any day, other than a Saturday or Sunday, (a) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close (x) in The City of New York or (y) if this Note is denominated in a Specified Currency other than U.S. dollars, Australian dollars or euro, in the principal financial center of the country of the Specified Currency, or (z) if this Note is denominated in Australian dollars, in Sydney and (b) if this Note is denominated in euro, that is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System ("TARGET") is operating (a "TARGET Settlement Day").

     Payment of the principal of this Note, any premium and the interest due at maturity (or any redemption or repayment date), unless this Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine, in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity or on any date of redemption or repayment, will be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S. $10,000,000 (or the equivalent in a Specified Currency) or more in aggregate principal amount of Notes having the same Interest Payment Date, the interest on which is payable in U.S. dollars, shall be entitled to receive payments of interest, other than interest due at maturity or on any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

     If this Note is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of interest, principal or any premium with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing, with respect to payments of interest, on or prior to the fifth Business Day after the applicable Record Date and, with respect to payments of principal or any premium, at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be; provided that, if payment of interest, principal or any premium with regard to this Note is payable in euro, the account must be a euro account in a country for which the euro is the lawful currency, provided, further, that if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register; and provided, further, that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

     If so indicated on the face hereof, the holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the fifth Business Day after such Record Date or at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date, for payments of interest, or at least ten days prior to the Maturity Date or any redemption or repayment date, for payments of principal, as the case may be.

     If the holder elects to receive all or a portion of payments of principal of and any premium and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent (as defined on the reverse hereof) will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer) for the purchase by the quoting dealer of U.S. dollars for the Specified Currency for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the

Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.


DATED: December 19, 2001                      ABN AMRO BANK N.V.



                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


TRUSTEE'S CERTIFICATE
  OF AUTHENTICATION

This is one of the Notes referred
  to in the within-mentioned
  Indenture.

THE CHASE MANHATTAN BANK,
  as Trustee



By:
   ------------------------------
   Authorized Officer

                              REVERSE OF SECURITY

     This Note is one of a duly authorized issue of Global Medium-Term Notes, Series A, having maturities more than nine months from the date of issue (the "Notes") of the Issuer. The Notes are issuable under an Indenture, dated as of November 27, 2000, between the Issuer and The Chase Manhattan Bank, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture) (as may be amended or supplemented from time to time, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed The Chase Manhattan Bank at its corporate trust office in The City of New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Indenture. To the extent not inconsistent herewith, the terms of the Indenture are hereby incorporated by reference herein.

     Unless otherwise indicated on the face hereof, this Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or subject to repayment at the option of the holder prior to maturity.

     If so indicated on the face hereof, this Note may be redeemed in whole or in part at the option of the Issuer on or after the Initial Redemption Date specified on the face hereof on the terms set forth on the face hereof, together with interest accrued and unpaid hereon to the date of redemption. If this Note is subject to "Annual Redemption Percentage Reduction," the Initial Redemption Percentage indicated on the face hereof will be reduced on each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price of this Note is 100% of the principal amount hereof, together with interest accrued and unpaid hereon to the date of redemption. Notice of redemption shall be mailed to the registered holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, subject to all the conditions and provisions of the Indenture. In the event of redemption of this
Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

     If so indicated on the face of this Note, this Note will be subject to repayment at the option of the holder on the Optional Repayment Date or Dates specified on the face hereof on the terms set forth herein. On any Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 or, if this Note is denominated in a Specified Currency other than U.S. dollars, in increments of 1,000 units of such Specified Currency (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the holder hereof at a price equal to 100% of the principal amount to be repaid, together with interest accrued and unpaid hereon to the date of repayment. For this Note to be repaid at the option of the holder hereof, the Paying Agent must receive at its corporate trust office inthe Borough of Manhattan, The City of New York, at least 15 but not more than 30 days prior to the date of repayment, (i) this Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form entitled "Option to Elect Repayment" duly completed, will be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of such repayment option by the holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

     Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or any earlier redemption or repayment date), as the case may be. Unless otherwise provided on the face hereof, interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

     In the case where the Interest Payment Date or the Maturity Date (or any redemption or repayment date) does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date (or any redemption or repayment date), and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or any redemption or repayment date) to such next succeeding Business Day.

     This Note and all the obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

     This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, unless otherwise stated above, is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in The City of New York for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance.


     The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Trustee by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Trustee and duly executed by the registered holder hereof inperson or by the holder's attorney duly authorized in writing, and thereupon the Trustee shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Trustee will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any
Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

     In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, the Issuer in its discretion may execute a new Note of like tenor in exchange for this Note, but, if this Note is destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Trustee and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

     The Indenture provides that (a) if an Event of Default (as defined in the Indenture) due to the default in payment of principal of, premium, if any, or interest on, any series of debt securities issued under the Indenture, including the series of Medium-Term Notes of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Indenture shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of the debt securities of each affected series (voting as a single class) may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Indenture applicable to all outstanding debt securities issued thereunder, including this Note, or due to certain events of bankruptcy or insolvency of the Issuer, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of all debt securities issued under the Indenture then outstanding (treated as one class) may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal (or premium, if any) or interest on such debt securities) by the holders of a majority in principal amount of the debt securities of all affected series then outstanding.

     If the face hereof indicates that this Note is subject to "Modified Payment upon Acceleration," then (i) if the principal hereof is declared to be due and payable as described in the preceding paragraph, the amount of principal due and payable with respect to this Note shall be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of declaration, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of declaration), (ii) for the purpose of any vote of securityholders taken pursuant to the Indenture prior to the acceleration of payment of this Note, the principal amount hereof shall equal the amount that would be due and payable hereon, calculated as set forth in clause (i) above, if this Note were declared to be due and payable on the date of any such vote and (iii) for the purpose of any vote of securityholders taken pursuant to the Indenture following the acceleration of payment of this Note, the principal amount hereof shall equal the amount of principal due and payable with respect to this Note, calculated as set forth in clause (i) above.

     The Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby,
(a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption or repayment thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion ofany currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any holder to institute suit for the payment thereof without the consent of the holder of each debt security so affected or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture.

     Except as set forth below, if the principal of, premium, if any, or interest on, this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if the euro has been substituted for such Specified Currency, the Issuer may at its option (or shall, if so required by applicable law) without the consent of the holder of this Note effect the payment of principal of, premium, if any, or interest on, any Note denominated in such Specified Currency in euro in lieu of such Specified Currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the treaty establishing the European Community (the "EC"), as amended by the treaty on European Union (as so amended, the "Treaty"). Any payment made under such circumstances in U.S. dollars or euro where the required payment is in an unavailable Specified Currency will not constitute an Event of Default. If such Market Exchange Rate is not then available to the Issuer or is not published for a particular Specified Currency, the Market Exchange Rate will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the date of such payment from three recognized foreign exchange dealers (the "Exchange Dealers") for the purchase by the quoting Exchange Dealer of the Specified Currency for U.S. dollars for settlement on the payment date, in the aggregate amount of the Specified Currency payable to those holders or beneficial owners of Notes and at which the applicable Exchange Dealer commits to execute a contract. One of the Exchange Dealers providing quotations may be the Exchange Rate Agent unless the Exchange Rate Agent is an affiliate of the Issuer. If those bid quotations are not available, the Exchange Rate Agent shall determine the market exchange rate at its sole discretion.

     The "Exchange Rate Agent," if any, shall be indicated on the face hereof.

     All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes and coupons.

     So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said

Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

     With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

     No provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

     Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

     No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:



       TEN COM - as tenants in common
       TEN ENT - as tenants by the entireties
       JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT ____________________ Custodian __________________________
                             (Minor)                            (Cust)

     Under Uniform Gifts to Minors Act__________________________________________
                                                       (State)

     Additional abbreviations may also be used though not in the above list.


                        ------------------------------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


-----------------------------------------
[PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such note on the books of the Issuer, with full power of substitution in the premises.


Dated:______________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

                           OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Optional Repayment Date, to the undersigned at

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        (Please print or typewrite name and address of the undersigned)


     If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the holder elects to have repaid:
_____________________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): _______________________.


Dated:________________________________   _______________________________________

                                         NOTICE: The signature on this Option to
                                         Elect Repayment must correspond with
                                         the name as written upon the face of
                                         the within instrument in every
                                         particular without alteration or
                                         enlargement.

                                                                      SCHEDULE A

                                PRINCIPAL AMOUNT

     The initial principal amount of this Note is $15,225,000. The maximum principal amount of this Note is $16,500,000. The following increases or decreases in the principal amount of this Note by reason of additional issuances (or cancellations) have been made:

                                                                             Aggregate Principal Amount of
   Settlement Date of                                                      this Note Outstanding Following
 Additional Issuance (or     Principal Amount of     Principal Amount        such Additional Issuance or
Date of any Cancellation)    Additional Issuance         Cancelled                  Cancellation

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